SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) March 25, 2004
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                            U.S.B. Holding Co., Inc.
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               (Exact Name of Registrant as Specified in Charter)

        Delaware                       1-12811                  36-3197969
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(State or Other Jurisdiction         (Commission              (IRS Employer
    of Incorporation)                File Number)           Identification No.)


                 100 Dutch Hill Road, Orangeburg, New York 10962
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              (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number including area code (845) 365-4600
                                                          --------------

                                Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.     OTHER EVENTS

         On March 25, 2004, the registrant completed an issuance of $10 million of trust preferred securities through a newly formed unconsolidated Delaware trust subsidiary, Union State Statutory Trust IV, as part of a pooled offering with several other financial institutions. A copy of a press release describing the issuance is attached as an exhibit to this Current Report on Form 8-K.

ITEM 7.     EXHIBIT LIST

Exhibit No.                         Description
-----------                         -----------
99.1 Press release, dated March 25, 2004 reporting on the completion of its issuance of $10 million of trust preferred securities.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      U.S.B. HOLDING CO., INC.

Date:    March 29, 2004               By:    /s/ Thomas E. Hales
                                             -----------------------------
                                             Name:  Thomas E. Hales
                                             Title: Chairman and C.E.O.